UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

FORM N-Q

APRIL 30, 2013

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 82.1%
CONSUMER DISCRETIONARY - 16.5%
Auto Components - 1.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	3,370,000		$3,618,537
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	3,170,000		3,311,065	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	950,000		955,938	(a)(b)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	432,750	(a)

Total Auto Components					8,318,290

Automobiles - 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,090,000		1,256,225
Escrow GCB General Motors	—	—	2,105,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	4,520,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		592,875	(a)

Total Automobiles					1,849,100

Diversified Consumer Services - 0.8%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,340,000		1,524,250	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	1,730,000		1,790,550	(a)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,810,000		1,957,063
ServiceMaster Co., Senior Notes	7.000%	8/15/20	140,000		145,775	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		495,650

Total Diversified Consumer Services					5,913,288

Hotels, Restaurants & Leisure - 6.4%
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		560,000
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,301,178		1,251,362	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000		379,100
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,990,000		2,179,050	(a)
Burger King Corp., Senior Notes	9.875%	10/15/18	5,000,000		5,718,750
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,274,000		2,946,600
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	500,000		452,500
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	1,770,000		1,752,300	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	670,000		663,300	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,920,000		3,332,450
CCM Merger Inc., Senior Notes	9.125%	5/1/19	2,230,000		2,358,225	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,180,000		1,336,350	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,000,000		2,147,500	(a)(b)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,390,000		3,267,112	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,780,000		1,906,825	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	911,000		1,007,794	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,198,388		1,334,705	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,560,000		1,585,350	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	430,000		482,675	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,660,000		3,660,000	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,410,000		1,471,688	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,763,000		4,280,412

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - continued
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	350,000	$388,500	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,060,000	2,263,425
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	1,130,000	1,115,875	(a)(f)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	190,000	204,963
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	120,000	129,450	(a)

Total Hotels, Restaurants & Leisure				48,176,261

Household Durables - 0.4%
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.000%	2/1/23	680,000	708,900	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,970,000	2,157,150	(a)

Total Household Durables				2,866,050

Media - 5.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	534,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,260,000	1,343,160
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,920,000	3,314,200
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	2,120,000	2,390,300
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	960,000	758,400	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,700,000	1,831,750	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	660,000	714,450
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	420,000	450,450
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	7,620,000	8,743,950
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	117,150
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000	260,850
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	890,000	1,007,925	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,120,000	2,276,350
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	720,000	655,200	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	920,000	961,400	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,400,000	3,655,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,750,000	1,785,000	(a)(b)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	1,710,000	1,754,887	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,360,000	1,448,400	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,290,000	1,312,575	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	460,000	504,850	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000	802,300	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,510,000	2,798,650	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,925,000	2,156,000	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	2,021,125	(a)

Total Media				43,598,322

Multiline Retail - 0.2%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	175,000	176,969
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	1,210,000	1,223,612

Total Multiline Retail				1,400,581

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 1.4%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000	$71,225
CST Brands Inc., Senior Notes	5.000%	5/1/23	760,000	783,750	(a)
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	920,000	964,572	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	2,126,875	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,640,000	2,636,700
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	350,000	366,188	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,960,000	1,982,050	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,570,000	1,740,737	(a)

Total Specialty Retail				10,672,097

Textiles, Apparel & Luxury Goods - 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	816,663	(a)

TOTAL CONSUMER DISCRETIONARY				123,610,652

CONSUMER STAPLES - 2.8%
Beverages - 0.4%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	3,090,000	3,136,350	(a)

Food & Staples - 0.4%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	2,830,000	3,169,600	(a)

Food Products - 1.1%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,940,000	3,160,500	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	522,000	567,675	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	340,000	379,100
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,310,000	3,359,650	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	870,000	946,125	(a)

Total Food Products				8,413,050

Household Products - 0.4%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	460,000	494,500	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	490,000	536,550	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,920,000	1,992,000	(a)

Total Household Products				3,023,050

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,280,000	3,499,432

TOTAL CONSUMER STAPLES				21,241,482

ENERGY - 15.5%
Energy Equipment & Services - 3.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	840,000	919,800
CGG, Senior Notes	9.500%	5/15/16	540,000	571,050
CGG, Senior Notes	6.500%	6/1/21	1,010,000	1,075,650
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	630,000	726,075	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	800,000	872,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	4,345,000	4,746,912	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	2,860,000	3,003,000
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,134,000
Oil States International Inc., Senior Notes	5.125%	1/15/23	2,020,000	2,080,600	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	4,230,000	4,653,000
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,080,000	1,206,900	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,510,000	1,725,175

Total Energy Equipment & Services				22,714,162

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 12.5%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000	$788,500
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,780,000	2,905,100
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,184,275
Arch Coal Inc., Senior Notes	9.875%	6/15/19	30,000	31,350	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	719,100	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,460,000	1,503,800	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,760,000	3,105,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	1,136,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	868,300	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,020,000	1,111,800
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	490,000	556,150
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	1,136,025
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	488,250
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,320,000	2,563,600
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	660,000	683,100	(a)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,060,000	1,197,800
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,457,700
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,500,000	2,812,500
Continental Resources Inc., Senior Notes	7.125%	4/1/21	305,000	353,038
Continental Resources Inc., Senior Notes	5.000%	9/15/22	2,350,000	2,567,375
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,982,682	2,788,808	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,590,000	1,745,025
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	530,000	577,700
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	1,340,000	1,386,900	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,453,500
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	760,000	893,000
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	45,000	52,253	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,460,000	1,562,200	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,250,000	1,243,750
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	4,610,000	5,059,475	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	740,000	826,950	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	3,900,000	4,455,750
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,630,000	1,687,050	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,380,000	1,428,300	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	754,000	835,055
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,131,000	1,263,892
MEG Energy Corp., Senior Notes	6.500%	3/15/21	480,000	517,200	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,850,000	1,961,000	(a)

Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,710,000	1,342,350
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	790,000	667,550	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,870,000	1,561,450	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,790,000	1,901,875	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	1,400,000	1,517,250
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,400,000	1,533,000
Penn Virginia Corp., Senior Notes	8.500%	5/1/20	1,160,000	1,168,700	(a)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	242,825
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	720,000	801,900
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	3,420,000	3,890,250

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	170,000		$190,400
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	440,000		499,400
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000		459,879	(a)
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	640,000		659,200
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	6,145,000		6,598,194
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	390,000		428,025
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	130,000		142,675
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000		393,750
Samson Investment Co., Senior Notes	9.750%	2/15/20	5,020,000		5,358,850	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	500,000		521,250
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,220,000		1,311,500	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	740,000		771,450	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,840,000		2,065,400
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	680,000		734,400	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,400,000		1,770,000	(a)

Total Oil, Gas & Consumable Fuels					93,438,344

TOTAL ENERGY					116,152,506

FINANCIALS - 6.0%
Commercial Banks - 2.4%
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,170,000		1,329,965	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,800,000		2,472,435	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	820,000		838,450
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	950,000		987,809
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,320,000		1,404,150
CIT Group Inc., Senior Notes	5.500%	2/15/19	770,000		872,025	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,140,000		1,291,050
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	730,000		816,688	(a)(f)(h)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	2,040,000		2,121,765	(a)(h)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,520,000		2,053,478	(a)(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000		403,007
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	580,000		663,678
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000		773,929	(f)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,500,000		1,581,627	(a)

Total Commercial Banks					17,610,056

Consumer Finance - 0.9%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		322,988
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,200,000		1,265,149
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		580,139
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,830,000		2,310,375
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,090,000		1,350,238
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,137,022	(a)

Total Consumer Finance					6,965,911

Diversified Financial Services - 2.5%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,514,000		1,631,335
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000		1,678,875
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	2,130,000		2,436,187
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		295,838
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000		1,072,500
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000		203,375
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	5,000,000		6,262,500

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Financial Services - continued
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,310,000	$1,473,750	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,330,000	1,466,325
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,920,000	2,083,200	(a)(f)

Total Diversified Financial Services				18,603,885

Insurance - 0.2%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,150,000	1,198,875	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	6/30/13	420,000	409,500	(f)(h)

Total Insurance				1,608,375

TOTAL FINANCIALS				44,788,227

HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.4%
Hologic Inc., Senior Notes	6.250%	8/1/20	720,000	781,200
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,440,000	2,427,800

Total Health Care Equipment & Supplies				3,209,000

Health Care Providers & Services - 2.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	787,000	979,815
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	940,000	1,070,425
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	480,000	537,000
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/15/18	940,000	1,008,150
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,620,000	3,699,187
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,000,000	2,215,000
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	510,000	539,325
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	860,000	948,150
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	45,000	52,313	(a)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,105,000	2,339,181
HCA Inc., Senior Secured Notes	7.250%	9/15/20	620,000	688,975
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,070,000	1,136,875
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	715,000	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	750,000	660,000	(a)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	2,050,000	2,203,750
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	840,000	947,100
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,280,000	1,448,000
US Oncology Inc. Escrow	—	—	1,045,000	45,719	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	255,000	277,312

Total Health Care Providers & Services				21,511,277

TOTAL HEALTH CARE				24,720,277

INDUSTRIALS - 12.6%
Aerospace & Defense - 1.7%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,480,000	1,642,800
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	2,930,000	3,028,888	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	990,000	1,071,675	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	3,300,000	3,654,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,965,000	3,120,662	(a)

Total Aerospace & Defense				12,518,775

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 1.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	770,000	$773,950	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	1,004,636	1,117,658
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	676,374	716,956	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	743,000	762,504	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	148,974	156,423
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	543,577	631,202
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,105,172	1,215,689
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	328,849	365,022
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	140,482
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	68,885	77,237
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	443,432	472,255
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	250,000	262,525
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	470,000	493,500
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	74,712	79,568
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	2,220,000	2,264,400
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	583,282	596,406
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	190,000	203,300
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	760,000	774,288

Total Airlines				11,103,365

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,340,000	1,390,250	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	460,000	495,650	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	220,000	238,700	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	450,000	499,500	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	160,000	176,000	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	740,000	821,400	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,760,000	1,944,800	(a)

Total Building Products				5,566,300

Commercial Services & Supplies - 2.6%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,275,000	1,706,250	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	3,440,000	3,517,400
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	889,350	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,680,000	4,011,200
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	171,750
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,244,000	2,530,110	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	813,000	916,657	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	750,000	768,750	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,584,000	4,130,560
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	540,000	612,900

Total Commercial Services & Supplies				19,254,927

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction & Engineering - 0.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	2,020,000	$2,055,350	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,340,000	1,403,185	(c)(d)

Total Construction & Engineering				3,458,535

Electrical Equipment - 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,417,950	(a)

Machinery - 1.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,540,000	3,885,150	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,281,800	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	980,000	1,055,950	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,760,000	1,865,600	(a)
Titan International Inc., Senior Secured Notes	7.875%	10/1/17	510,000	550,800	(a)

Total Machinery				8,639,300

Marine - 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,384,293	1,304,696	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,521,000	1,536,210
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,550,000	2,559,563

Total Marine				5,400,469

Road & Rail - 1.1%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,889,490	4,064,517	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,240,000	2,413,600	(a)(d)
Kansas City Southern de Mexico SA de CV, Senior Notes	8.000%	2/1/18	880,000	962,456
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	410,000	457,150

Total Road & Rail				7,897,723

Trading Companies & Distributors - 0.7%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	1,007,825	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	2,440,000	2,714,500
Rexel SA, Senior Notes	5.250%	6/15/20	1,520,000	1,611,200	(a)

Total Trading Companies & Distributors				5,333,525

Transportation - 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000	2,543,200	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,910,000	2,024,600	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000	2,010,000	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,190,000	3,413,300	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	830,000	888,100	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,780,000	1,864,550	(a)

Total Transportation				12,743,750

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	770,000	833,525	(a)

TOTAL INDUSTRIALS				94,168,144

INFORMATION TECHNOLOGY - 1.7%
Electronic Equipment, Instruments & Components - 0.2%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	2/15/21	690,000	734,850	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	400,000	454,000	(a)

Total Electronic Equipment, Instruments & Components				1,188,850

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Internet Software & Services - 0.3%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,960,000		$2,219,700

IT Services - 0.5%
First Data Corp., Secured Notes	8.250%	1/15/21	1,500,000		1,601,250	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,810,000		1,950,275	(a)

Total IT Services					3,551,525

Software - 0.7%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,630,000		1,699,275	(a)
Nuance Communications Inc., Senior Notes	5.375%	8/15/20	3,500,000		3,657,500	(a)

Total Software					5,356,775

TOTAL INFORMATION TECHNOLOGY					12,316,850

MATERIALS - 12.4%
Chemicals - 1.5%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	870,000		911,325	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,326,023	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	600,000	EUR	897,001	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	687,701	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	835,000		952,752
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	680,000		702,100	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	5,150,000		5,523,375	(a)

Total Chemicals					11,000,277

Construction Materials - 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,400,000		1,457,750	(a)

Containers & Packaging - 3.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	4,320,000		4,903,200	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	865,236	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000		621,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	570,000		584,250	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	2,110,000	EUR	2,799,606	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,300,000	EUR	1,767,677	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,085,000		2,184,038	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	2,120,000		2,300,200
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,410,000		1,586,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,960,000		3,108,000
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,630,000		2,843,687	(a)

Total Containers & Packaging					23,563,644

Metals & Mining - 5.4%
ArcelorMittal, Senior Notes	5.000%	2/25/17	30,000		31,852
ArcelorMittal, Senior Notes	6.000%	3/1/21	2,550,000		2,705,953
ArcelorMittal, Senior Notes	6.750%	2/25/22	1,160,000		1,274,507

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - continued
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,410,000	$2,548,575	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	150,000	155,813	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	560,000	585,200	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,550,000	1,656,562	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,890,000	3,193,450	(a)
Hecla Mining Co., Senior Notes	6.875%	5/1/21	510,000	508,088	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	2,210,000	2,276,300	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,480,000	2,288,100	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	870,000	748,200	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,930,000	1,901,050
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,230,000	1,223,850	(a)
Novelis Inc., Senior Notes	8.375%	12/15/17	2,500,000	2,750,000
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,140,000	1,276,800	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,320,000	3,631,250	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	989,000	1,128,696	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,860,000	1,843,725	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	710,000	781,000	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	2,975,000	3,272,500	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	800,000	858,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,395,000	2,287,225
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,360,000	1,455,200

Total Metals & Mining				40,381,896

Paper & Forest Products - 2.2%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	990,000	1,049,400	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000	2,968,985
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	630,000	675,675	(a)
Boise Paper Holdings LLC/Boise Finance Co., Senior Notes	9.000%	11/1/17	2,130,000	2,305,725
Resolute Forest Products Inc., Senior Secured Notes	10.250%	10/15/18	3,887,000	4,544,875
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	2,220,000	2,494,725	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000	654,100	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,170,000	1,260,675
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	499,000	390,467

Total Paper & Forest Products				16,344,627

TOTAL MATERIALS				92,748,194

TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 3.4%
CenturyLink Inc., Senior Notes	5.625%	4/1/20	10,000	10,692
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,970,000	2,211,325	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	550,000	586,437	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	940,000	1,038,700
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	3,670,000	4,087,462
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	360,000	407,700
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	504,000	537,390
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	460,000	486,450	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	580,000	582,468	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,680,000	3,038,450
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	840,000	915,600

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - continued
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,400,000	$1,473,500
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000	253,575	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	250,000	269,375	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	6,077,150	6,540,533	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	3,060,000	3,350,700

Total Diversified Telecommunication Services				25,790,357

Wireless Telecommunication Services - 2.9%
Level 3 Financing Inc., Senior Notes	9.375%	4/1/19	990,000	1,121,175
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,600,000	2,876,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,440,000	1,710,000
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,090,000	3,808,425	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	11,000,000	12,100,000

Total Wireless Telecommunication Services				21,615,850

TOTAL TELECOMMUNICATION SERVICES				47,406,207

UTILITIES - 5.0%
Electric Utilities - 1.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,361,700
DPL Inc., Senior Notes	7.250%	10/15/21	1,870,000	2,000,900
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	2,219,452	2,441,397
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,875,000	4,262,500
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,175,317	1,151,811	(g)

Total Electric Utilities				12,218,308

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,387,475

Independent Power Producers & Energy Traders - 3.2%
AES Corp., Senior Notes	7.750%	10/15/15	350,000	402,500
AES Corp., Senior Notes	9.750%	4/15/16	1,265,000	1,536,975
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,780,000	1,891,250
Calpine Corp.	7.250%	10/15/17	2,745,000	2,919,994	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,030,000	25,750	(c)(d)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	6,200,000	7,130,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	310,000	330,150	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,810,000	1,936,700	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,230,000	3,520,700	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	1,336,331	1,490,009
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,470,786

Total Independent Power Producers & Energy Traders				23,654,814

TOTAL UTILITIES				37,260,597

TOTAL CORPORATE BONDS & NOTES (Cost - $587,036,604)				614,413,136

COLLATERALIZED SENIOR LOANS - 6.6%
CONSUMER DISCRETIONARY - 1.8%
Diversified Consumer Services - 0.1%
Laureate Education Inc., Extended Term Loan	—	6/18/18	1,000,000	1,009,583	(i)

Hotels, Restaurants & Leisure - 1.3%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	18,177	18,631	(j)
El Pollo Loco Inc., First Lien Term Loan	—	7/14/17	2,962,312	3,036,370	(i)
Equinox Fitness Clubs, Second Lien Term Loan	9.750%	5/16/20	1,670,000	1,720,100	(j)
Station Casinos Inc., New Term Loan B	—	3/1/20	1,640,000	1,663,916	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,700,000	2,902,500	(j)

Total Hotels, Restaurants & Leisure				9,341,517

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 0.3%
UPC Broadband Holdings B.V., USD Term Loan AH	—	6/30/21	2,000,000	$2,002,500	(i)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	—	2/23/18	810,000	794,610	(i)

TOTAL CONSUMER DISCRETIONARY				13,148,210

CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 0.4%
SUPERVALU Inc., New Term Loan B	—	3/21/19	3,000,000	3,050,001	(i)

Food Products - 1.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	690,000	714,150	(j)
AdvancePierre Foods Inc., Term Loan	—	7/10/17	500,000	507,812	(i)
CPM Acquisition Corp., Second Lien Term Loan	10.250%	2/28/18	4,000,000	4,040,000	(j)
H.J. Heinz Co., Bridge Loan	—	11/13/13	3,240,000	3,240,000	(c)(d)(i)

Total Food Products				8,501,962

TOTAL CONSUMER STAPLES				11,551,963

ENERGY - 1.0%
Energy Equipment & Services - 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,660,000	1,640,495	(j)

Oil, Gas & Consumable Fuels - 0.8%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	1,300,000	1,347,836	(j)
Samson Investment Co., Second Lien Term Loan	—	9/25/18	1,500,000	1,519,688	(i)
Sanchez Energy Corp., Bridge Loan	—	7/1/13	2,800,000	2,800,000	(c)(d)(i)

Total Oil, Gas & Consumable Fuels				5,667,524

TOTAL ENERGY				7,308,019

HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.1%
Immucor Inc.,Term Loan B2	5.000%	8/17/18	582,647	589,384	(j)

Health Care Providers & Services - 0.3%
Healogics Inc., Second Lien Term Loan	—	2/5/20	2,000,000	2,070,000	(i)

TOTAL HEALTH CARE				2,659,384

INDUSTRIALS - 1.1%
Commercial Services & Supplies - 0.4%
Air Supply Inc., Bridge Term Loan	—	4/4/14	1,080,000	1,080,000	(c)(d)(i)
Language Line LLC, New Term Loan B	6.250%	6/20/16	1,500,000	1,485,000	(j)

Total Commercial Services & Supplies				2,565,000

Machinery - 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	2,220,000	2,286,600	(j)

Transportation - 0.4%
Commercial Barge Line Co., Second Lien Term Loan	—	3/22/20	3,140,000	3,104,675	(i)

TOTAL INDUSTRIALS				7,956,275

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	1,620,000	1,656,450	(j)

MATERIALS - 0.4%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,300,000	1,376,375	(j)

Containers & Packaging - 0.2%
Lineage Logistics Holdings, LLC, Term Loan	—	4/26/19	2,000,000	2,015,000	(i)

TOTAL MATERIALS				3,391,375

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,840,432		$1,872,639	(j)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $48,429,151)					49,544,315

CONVERTIBLE BONDS & NOTES - 0.1%
FINANCIALS - 0.1%
Real Estate Investment Trusts (REITs) - 0.1%
Starwood Property Trust Inc., Senior Notes (Cost - $590,000)	4.550%	3/1/18	590,000		656,375

SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
Mexican Bonos, Bonds (Cost - $3,403,209)	6.500%	6/9/22	40,790,000	MXN	3,878,404

			SHARES
COMMON STOCKS - 2.7%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			83,175		166,350	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7		0	(c)(d)(e)

TOTAL CONSUMER DISCRETIONARY					166,350

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			282,728,964		2,978,550	(c)(d)

FINANCIALS - 1.9%
Diversified Financial Services - 1.0%
Citigroup Inc.			157,184		7,334,205

Real Estate Management & Development - 0.9%
Realogy Holdings Corp.			118,150		5,671,179	*
Realogy Holdings Corp.			17,985		863,301	*(c)(d)

Total Real Estate Management & Development					6,534,480

TOTAL FINANCIALS					13,868,685

INDUSTRIALS - 0.4%
Building Products - 0.0%
Nortek Inc.			701		50,374	*

Marine - 0.4%
DeepOcean Group Holding AS			104,107		2,295,716	(c)(d)
Horizon Lines Inc., Class A Shares			701,276		981,786	*

Total Marine					3,277,502

TOTAL INDUSTRIALS					3,327,876

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			1,571		2	*(d)

TOTAL COMMON STOCKS (Cost - $16,522,306)					20,341,463

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $345,000)	6.000%		13,800		285,660

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 1.5%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Sanchez Energy Corp., Series B	6.500%		35,000	$1,724,450	(a)(c)

FINANCIALS - 1.2%
Consumer Finance - 0.9%
GMAC Capital Trust I	8.125%		242,042	6,629,530	(f)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		79,050	2,232,372	(f)

TOTAL FINANCIALS				8,861,902

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		4,213	457,111	(c)(d)

TOTAL PREFERRED STOCKS (Cost - $10,118,388)				11,043,463

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00 (Cost - $221,920)		5/15/13	15,200,000	95

			WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,140	240,750	*
Jack Cooper Holdings Corp.		5/6/18	945	106,312	*
SemGroup Corp.		11/30/14	12,719	353,843	*(d)

TOTAL WARRANTS (Cost - $51,665)				700,905

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $666,718,243)				700,863,816

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 3.3%
Repurchase Agreements - 3.3%
Barclays Capital Inc. repurchase agreement dated 4/30/13; Proceeds at maturity - $24,600,055; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value - $25,091,782) (Cost - $24,600,000)	0.080%	5/1/13	24,600,000	24,600,000

TOTAL INVESTMENTS - 96.9% (Cost - $691,318,243#)				725,463,816
Other Assets in Excess of Liabilities - 3.1%				23,010,393

TOTAL NET ASSETS - 100.0%				$748,474,209

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which all or part of the income earned may be paid as additional principal.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Value is less than $1.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of April 30, 2013.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	All or a portion of this loan is unfunded as of April 30, 2013.

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CVR	— Contingent Value Rights
EUR	— Euro
MXN	— Mexican Peso

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
SCHEDULE OF WRITTEN OPTIONS
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Call	6/19/13	$104.00	14,450,000	$254,869
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	15,200,000	39
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	103.00	15,200,000	589,582

TOTAL WRITTEN OPTIONS (Premiums received - $323,615)				$844,490

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (formerly Western Asset High Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$608,944,031	$5,469,105	$614,413,136
Collateralized senior loans	—	49,544,315	—	49,544,315
Convertible bonds & notes	—	656,375	—	656,375
Sovereign bonds	—	3,878,404	—	3,878,404
Common stocks	$14,037,546	863,301	5,440,616	20,341,463
Convertible preferred stocks	285,660	—	—	285,660
Preferred stocks	8,861,902	2,181,561	—	11,043,463
Purchased options	—	95	—	95
Warrants	—	700,905	—	700,905

Total long-term investments	$23,185,108	$666,768,987	$10,909,721	$700,863,816

Short-term investments†	—	24,600,000	—	24,600,000

Total investments	$23,185,108	$691,368,987	$10,909,721	$725,463,816

Other financial instruments:
Futures contracts	$1,411	—	—	$1,411
Forward foreign currency contracts	—	$156,547	—	156,547

Total other financial instruments	$1,411	$156,547	—	$157,958

Total	$23,186,519	$691,525,534	$10,909,721	$725,621,774

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$844,490	—	$844,490
Futures contracts	$572	—	—	572
Credit default swaps on credit indices - buy protection‡	—	2,575,493	—	2,575,493

Total	$572	$3,419,983	—	$3,420,555

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2012	$3,317,964	$2,813,824	$18,475	$6,150,263
Accrued premiums/discounts	24,873	—	—	24,873
Realized gain (loss)	(208,188)	—	—	(208,188)
Change in unrealized appreciation (depreciation)(1)	909,959	331,076	28,585	1,269,620
Purchases	1,609,214	—	—	1,609,214
Sales	(210,467)	—	(47,060)	(257,527)
Transfers into Level 3(2)	25,750	2,295,716	—	2,321,466
Transfers out of Level 3	—	—	—	—

Balance as of April 30, 2013	$5,469,105	$5,440,616	—	$10,909,721

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2013(2)	$761,536	$331,076	—	$1,092,612

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended April 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Notes to Schedule of Investments (unaudited) (continued)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $3,419,983. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $3,010,000 which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$42,419,157
Gross unrealized depreciation	(8,273,584)

Net unrealized appreciation	$34,145,573

During the period ended April 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of July 31, 2012	81,087,000	$468,795
Options written	176,749,200	984,433
Options closed	—	—
Options exercised	(55,236,600)	(311,527)
Options expired	(157,749,600)	(818,086)

Written options, outstanding as of April 30, 2013	44,850,000	$323,615

At April 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	176	6/13	$21,936,178	$21,936,750	$(572)
U.S. Treasury 10-Year Notes	114	6/13	15,204,380	15,202,969	1,411

Net unrealized gain on open futures contracts					$839

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,711,130	$2,253,660	5/16/13	$58,419
Euro	Citibank N.A.	1,958,767	2,579,812	5/16/13	72,558
Euro	Citibank N.A.	1,000,000	1,317,059	5/16/13	25,570

Net unrealized gain on open forward foreign currency contracts					$156,547

At April 30, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$1,824,000	12/20/16	5.000	% quarterly	$(147,953)	$41,086	$(189,039)
BNP Paribas (Markit CDX.NA.HY.17 Index)	3,072,000	12/20/16	5.000	% quarterly	(249,185)	66,315	(315,500)
BNP Paribas (Markit CDX.NA.HY.18 Index)	3,465,000	6/20/17	5.000	% quarterly	(273,663)	129,852	(403,515)
BNP Paribas (Markit CDX.NA.HY.18 Index)	7,543,800	6/20/17	5.000	% quarterly	(595,804)	85,655	(681,459)
BNP Paribas (Markit CDX.NA.HY.19 Index)	6,800,000	12/20/17	5.000	% quarterly	(482,029)	(135,741)	(346,288)
BNP Paribas (Markit CDX.NA.HY.19 Index)	7,600,000	12/20/17	5.000	% quarterly	(538,739)	(221,039)	(317,700)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,552,000	12/20/16	5.000	% quarterly	(288,120)	83,344	(371,464)

Total	$33,856,800				$(2,575,493)	$49,472	$(2,624,965)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2013.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$1,411	$(572)	—	—	$839
Foreign Exchange Risk	—	—	—	—	$156,547	—	156,547
Credit Risk	$95	$(844,490)	—	—	—	$(2,575,493)	(3,419,888)

Total	$95	$(844,490)	$1,411	$(572)	$156,547	$(2,575,493)	$(3,262,502)

During the period ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$158,770
Written options	293,520
Futures contracts (to sell)	4,232,034
Forward foreign currency contracts (to buy)†	51,837
Forward foreign currency contracts (to sell)	4,756,365

Notes to Schedule of Investments (unaudited) (continued)

Average notional balance
Credit default swap contracts (to buy protection)	$33,855,420
Credit default swap contracts (to sell protection)†	9,900,000

†	At April 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive officer

Date:	June 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2013